The Bank of New York Mellon Corporation

Financial Supplement

First Quarter 2018

THE BANK OF NEW YORK MELLON CORPORATION
CONSOLIDATED FINANCIAL HIGHLIGHTS
						1Q18 vs.
(dollars in millions, except per common share amounts, or unless otherwise noted)	1Q18	4Q17	3Q17	2Q17	1Q17	4Q17	1Q17
Selected income statement data
Fee revenue	$3,319	$2,886	$3,148	$3,120	$3,008	15%	10%
Net securities (losses) gains	(49)	(26)	19	—	10	N/M	N/M
Fee and other revenue	3,270	2,860	3,167	3,120	3,018	14	8
(Loss) income from consolidated investment management funds	(11)	17	10	10	33	N/M	N/M
Net interest revenue	919	851	839	826	792	8	16
Total revenue	4,178	3,728	4,016	3,956	3,843	12	9
Provision for credit losses	(5)	(6)	(6)	(7)	(5)	N/M	N/M
Noninterest expense	2,739	3,006	2,654	2,655	2,642	(9)	4
Income before income taxes	1,444	728	1,368	1,308	1,206	N/M	20
Provision (benefit) for income taxes	282	(453)	348	332	269	N/M	5
Net income	$1,162	$1,181	$1,020	$976	$937	(2)%	24%
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$1,135	$1,126	$983	$926	$880	1%	29%

Diluted earnings per common share	$1.10	$1.08	$0.94	$0.88	$0.83	2%	33%
Average common shares and equivalents outstanding - diluted (in thousands)	1,021,731	1,030,404	1,041,138	1,041,879	1,047,746	(1)%	(2)%

Financial ratios
Pre-tax operating margin	35%	20%	34%	33%	31%
Return on common equity (annualized) (a)	12.2%	12.1%	10.6%	10.4%	10.2%
Return on tangible common equity (annualized) – Non-GAAP (a)	25.9%	25.9%	21.9%	21.9%	22.2%
Percent of non-U.S. total revenue	37%	39%	36%	35%	34%

Period end
Assets under custody and/or administration (“AUC/A”) (in trillions) (b)	$33.5	$33.3	$32.2	$31.1	$30.6	1%	9%
Assets under management (“AUM”) (in trillions)	$1.87	$1.89	$1.82	$1.77	$1.73	(1)%	8%

Book value per common share (a)	$37.78	$37.21	$36.11	$35.26	$34.23
Tangible book value per common share – Non-GAAP (a)	$18.78	$18.24	$18.19	$17.53	$16.65
Cash dividends per common share	$0.24	$0.24	$0.24	$0.19	$0.19
Common dividend payout ratio	22%	22%	26%	22%	23%
Closing stock price per common share	$51.53	$53.86	$53.02	$51.02	$47.23
Market capitalization	$52,080	$54,584	$54,294	$52,712	$49,113
Common shares outstanding (in thousands)	1,010,676	1,013,442	1,024,022	1,033,156	1,039,877

Capital ratios at period end (c)
Common equity Tier 1 (“CET1”) ratio	10.7%	10.3%	10.7%	10.4%	10.0%
Tier 1 capital ratio	12.7%	12.3%	12.8%	12.5%	12.1%
Total capital ratio	13.5%	13.0%	13.6%	12.8%	12.4%
Supplementary leverage ratio (“SLR”)	5.9%	5.9%	6.1%	6.0%	5.9%
(a)    Non-GAAP information, for all periods presented, excludes goodwill and intangible assets, net of deferred tax liabilities. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 19 for the reconciliation of Non-GAAP measures.

(b)    Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.3 trillion at March 31, 2018, Dec. 31, 2017 and Sept. 30, 2017 and $1.2 trillion at June 30, 2017 and March 31, 2017.

(c)    Regulatory capital ratios for March 31, 2018 are preliminary. The capital ratios for periods prior to March 31, 2018 are presented on a fully phased-in basis. All risk-based capital ratios are presented using Advanced Approaches risk-weightings. See "Capital and Liquidity" for the transitional capital ratios.

N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENT
						1Q18 vs.
(dollars in millions, except per share amounts; common shares in thousands)	1Q18	4Q17	3Q17	2Q17	1Q17	4Q17	1Q17
Revenue
Investment services fees:
Asset servicing	$1,168	$1,130	$1,105	$1,085	$1,063	3%	10%
Clearing services	414	400	383	394	376	4	10
Issuer services	260	197	288	241	251	32	4
Treasury services	138	137	141	140	139	1	(1)
Total investment services fees	1,980	1,864	1,917	1,860	1,829	6	8
Investment management and performance fees	960	962	901	879	842	—	14
Foreign exchange and other trading revenue	209	166	173	165	164	26	27
Financing-related fees	52	54	54	53	55	(4)	(5)
Distribution and servicing	36	38	40	41	41	(5)	(12)
Investment and other income (loss)	82	(198)	63	122	77	N/M	N/M
Total fee revenue	3,319	2,886	3,148	3,120	3,008	15	10
Net securities (losses) gains	(49)	(26)	19	—	10	N/M	N/M
Total fee and other revenue	3,270	2,860	3,167	3,120	3,018	14	8
(Loss) income from consolidated investment management funds	(11)	17	10	10	33	N/M	N/M
Net interest revenue	919	851	839	826	792	8	16
Total revenue	4,178	3,728	4,016	3,956	3,843	12	9
Provision for credit losses	(5)	(6)	(6)	(7)	(5)	N/M	N/M
Noninterest expense
Staff (a)	1,576	1,628	1,485	1,432	1,488	(3)	6
Professional, legal and other purchased services	291	339	305	319	313	(14)	(7)
Software and equipment	234	297	233	232	223	(21)	5
Net occupancy	139	153	141	140	136	(9)	2
Sub-custodian and clearing (b)	119	102	101	108	103	17	16
Distribution and servicing	106	106	109	104	100	—	6
Bank assessment charges	52	53	51	59	57	(2)	(9)
Business development	51	66	49	63	51	(23)	—
Amortization of intangible assets	49	52	52	53	52	(6)	(6)
Other (a)(b)(c)	122	210	128	145	119	(42)	3
Total noninterest expense	2,739	3,006	2,654	2,655	2,642	(9)	4
Income before income taxes	1,444	728	1,368	1,308	1,206	N/M	20
Provision (benefit) for income taxes	282	(453)	348	332	269	N/M	5
Net income	1,162	1,181	1,020	976	937	(2)	24
Net loss (income) attributable to noncontrolling interests	9	(6)	(2)	(1)	(15)	N/M	N/M
Preferred stock dividends	(36)	(49)	(35)	(49)	(42)	N/M	N/M
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$1,135	$1,126	$983	$926	$880	1%	29%
Average common shares and equivalents outstanding:
Basic	1,016,797	1,024,828	1,035,337	1,035,829	1,041,158	(1)%	(2)%
Diluted	1,021,731	1,030,404	1,041,138	1,041,879	1,047,746	(1)%	(2)%
Earnings per common share:
Basic	$1.11	$1.09	$0.94	$0.88	$0.83	2%	34%
Diluted	$1.10	$1.08	$0.94	$0.88	$0.83	2%	33%
(a)    In 1Q18, we adopted new accounting guidance included in ASU 2017-07, Compensation-Retirement Benefits - Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, which required the reclassification of the components of pension and other post-retirement costs, other than the service cost component. As a result, staff expense increased and other expense decreased. Prior periods have been reclassified.

(b) Beginning in 1Q18, clearing expense, which was previously included in other expense, was included with sub-custodian expense. Prior periods have been reclassified.
(c)    Beginning in 1Q18, merger and integration ("M&I"), litigation and restructuring charges are no longer separately disclosed. Expenses previously reported in this line have been reclassified to existing expense categories, primarily other expense.

N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET
	2018	2017
(in millions)	March 31	Dec. 31	Sept. 30	June 30	March 31
Assets
Cash and due from:
Banks	$4,636	$5,382	$5,557	$4,725	$5,366
Interest-bearing deposits with the Federal Reserve and other central banks	91,431	91,510	75,808	74,130	65,086
Interest-bearing deposits with banks	15,186	11,979	15,256	13,601	14,554
Federal funds sold and securities purchased under resale agreements	28,784	28,135	27,883	27,440	25,776
Securities	118,789	120,370	120,049	119,260	115,834
Trading assets	8,596	6,022	4,666	5,279	4,912
Loans	60,809	61,540	59,068	61,673	60,868
Allowance for loan losses	(156)	(159)	(161)	(165)	(164)
Net loans	60,653	61,381	58,907	61,508	60,704
Premises and equipment	1,702	1,634	1,631	1,640	1,307
Accrued interest receivable	610	610	547	567	551
Goodwill	17,596	17,564	17,543	17,457	17,355
Intangible assets	3,370	3,411	3,461	3,506	3,549
Other assets	21,638	23,029	22,287	25,000	21,515
Subtotal assets of operations	372,991	371,027	353,595	354,113	336,509
Assets of consolidated investment management funds, at fair value	606	731	802	702	1,027
Total assets	$373,597	$371,758	$354,397	$354,815	$337,536
Liabilities
Deposits	$241,844	$244,322	$230,996	$235,677	$221,291
Federal funds purchased and securities sold under repurchase agreements	21,600	15,163	10,314	10,934	11,149
Trading liabilities	3,365	3,984	3,253	4,100	2,816
Payables to customers and broker-dealers	20,172	20,184	21,176	21,622	21,306
Commercial paper	3,936	3,075	2,501	876	2,543
Other borrowed funds	1,550	3,028	3,353	1,338	1,022
Accrued taxes and other expenses	5,349	6,225	6,070	5,670	5,290
Other liabilities	5,707	6,050	7,195	6,379	5,733
Long-term debt	27,939	27,979	28,408	27,699	26,346
Subtotal liabilities of operations	331,462	330,010	313,266	314,295	297,496
Liabilities of consolidated investment management funds, at fair value	11	2	27	22	209
Total liabilities	331,473	330,012	313,293	314,317	297,705
Temporary equity
Redeemable noncontrolling interests	184	179	197	181	159
Permanent equity
Preferred stock	3,542	3,542	3,542	3,542	3,542
Common stock	14	14	14	13	13
Additional paid-in capital	26,911	26,665	26,588	26,432	26,248
Retained earnings	26,496	25,635	24,757	24,027	23,300
Accumulated other comprehensive loss, net of tax	(2,343)	(2,357)	(2,781)	(3,093)	(3,524)
Less: Treasury stock, at cost	(12,892)	(12,248)	(11,597)	(10,947)	(10,441)
Total The Bank of New York Mellon Corporation shareholders’ equity	41,728	41,251	40,523	39,974	39,138
Nonredeemable noncontrolling interests of consolidated investment management funds	212	316	384	343	534
Total permanent equity	41,940	41,567	40,907	40,317	39,672
Total liabilities, temporary equity and permanent equity	$373,597	$371,758	$354,397	$354,815	$337,536

THE BANK OF NEW YORK MELLON CORPORATION
FEE AND OTHER REVENUE

						1Q18 vs.
(dollars in millions)	1Q18	4Q17	3Q17	2Q17	1Q17	4Q17	1Q17
Investment services fees:
Asset servicing	$1,113	$1,079	$1,058	$1,037	$1,014	3%	10%
Securities lending	55	51	47	48	49	8	12
Clearing services	414	400	383	394	376	4	10
Issuer services	260	197	288	241	251	32	4
Treasury services	138	137	141	140	139	1	(1)
Total investment services fees	1,980	1,864	1,917	1,860	1,829	6	8
Investment management and performance fees (a)(b)	960	962	901	879	842	—	14
Foreign exchange and other trading revenue:
Foreign exchange	183	175	158	151	154	5	19
Other trading revenue (loss)	26	(9)	15	14	10	N/M	N/M
Total foreign exchange and other trading revenue	209	166	173	165	164	26	27
Financing-related fees	52	54	54	53	55	(4)	(5)
Distribution and servicing	36	38	40	41	41	(5)	(12)
Investment and other income (loss):
Asset-related gains (losses)	46	—	1	(5)	3	N/M	N/M
Corporate/bank-owned life insurance	36	43	37	43	30	N/M	N/M
Expense reimbursements from joint venture	16	15	18	17	14	N/M	N/M
Seed capital gains (a)	—	7	6	10	9	N/M	N/M
Lease-related gains	—	4	—	51	1	N/M	N/M
Equity investment income	—	4	—	7	26	N/M	N/M
Other (loss) income	(16)	(271)	1	(1)	(6)	N/M	N/M
Total investment and other income (loss) (a)	82	(198)	63	122	77	N/M	N/M
Total fee revenue	3,319	2,886	3,148	3,120	3,008	15	10
Net securities (losses) gains	(49)	(26)	19	—	10	N/M	N/M
Total fee and other revenue	$3,270	$2,860	$3,167	$3,120	$3,018	14%	8%
(a)    Excludes investment management fees and seed capital gains related to consolidated investment management funds, both of which are reflected in operations of consolidated investment management funds, net of noncontrolling interests. Investment management fees related to consolidated investment management fees were $- million in 1Q18, $- million in 4Q17, $1 million in 3Q17, $2 million in 2Q17 and $2 million in 1Q17. Seed capital gains related to consolidated investment management funds were $- million in 1Q18, $8 million in 4Q17, $6 million in 3Q17, $5 million in 2Q17 and $13 million in 1Q17.

(b)    On a constant currency basis (Non-GAAP), investment management and performance fees increased 9% compared with 1Q17. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 19 for the reconciliation of this Non-GAAP measure.

N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AVERAGE BALANCES AND INTEREST RATES

	1Q18		4Q17		3Q17		2Q17		1Q17
	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate
(dollars in millions, presented on an FTE basis)
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign banks)	$13,850	1.25%	$14,068	1.03%	$15,899	0.86%	$14,832	0.73%	$14,714	0.60%
Interest-bearing deposits held at the Federal Reserve and other central banks	79,068	0.64	74,961	0.54	70,430	0.50	69,316	0.41	66,043	0.35
Federal funds sold and securities purchased under resale agreements	27,903	2.47	28,417	2.11	28,120	1.67	26,873	1.29	25,312	1.07
Margin loans	15,674	2.98	14,018	2.67	13,206	2.60	15,058	2.32	15,753	1.94
Non-margin loans:
Domestic offices	30,415	3.02	30,462	2.73	29,950	2.87	30,734	2.70	30,963	2.44
Foreign offices	12,517	2.51	12,292	2.21	12,788	2.09	13,001	1.99	13,596	1.71
Total non-margin loans	42,932	2.87	42,754	2.58	42,738	2.64	43,735	2.49	44,559	2.22
Securities:
U.S. Government obligations	23,460	1.88	25,195	1.71	25,349	1.67	25,928	1.64	26,239	1.60
U.S. Government agency obligations	62,975	2.23	62,889	2.07	61,710	2.00	59,533	1.95	56,857	1.90
States and political subdivisions - tax-exempt	2,875	2.62	3,010	3.10	3,226	3.06	3,298	3.09	3,373	3.11
Other securities	29,149	1.69	29,131	1.34	28,804	1.34	28,468	1.15	28,317	1.25
Trading securities	4,183	2.62	2,723	2.02	2,359	2.26	2,455	2.85	2,254	3.12
Total securities	122,642	2.05	122,948	1.85	121,448	1.81	119,682	1.74	117,040	1.74
Total interest-earning assets	$302,069	1.85%	$297,166	1.65%	$291,841	1.59%	$289,496	1.47%	$283,421	1.38%
Noninterest-earning assets	56,106		53,620		53,868		53,019		52,779
Total assets	$358,175		$350,786		$345,709		$342,515		$336,200

Liabilities and total equity
Interest-bearing liabilities:
Interest-bearing deposits:
Money market rate accounts	$8,359	0.14%	$7,642	0.08%	$7,509	0.06%	$7,379	0.04%	$7,510	0.05%
Savings	773	1.95	787	1.09	837	0.76	1,014	0.75	1,094	0.61
Demand deposits	8,379	0.52	6,592	0.38	5,932	0.27	5,659	0.14	5,371	0.12
Time deposits	34,101	0.63	30,259	0.41	29,934	0.32	34,757	0.18	35,429	0.12
Foreign offices	104,092	0.18	102,483	0.09	98,278	0.10	93,527	0.05	90,416	(0.03)
Total interest-bearing deposits	155,704	0.30	147,763	0.17	142,490	0.16	142,336	0.09	139,820	0.03
Federal funds purchased and securities sold under repurchase agreements	18,963	2.29	20,211	1.83	21,403	1.30	17,970	0.84	18,995	0.51
Trading liabilities	1,569	2.26	1,406	0.38	1,434	0.54	1,216	0.61	908	0.89
Other borrowed funds	2,119	1.67	3,421	1.46	2,197	1.38	1,193	1.24	822	0.98
Commercial paper	3,131	1.59	3,391	1.23	2,736	1.15	2,215	0.95	2,164	0.88
Payables to customers and broker-dealers	17,101	0.75	17,868	0.49	18,516	0.42	20,609	0.30	18,961	0.16
Long-term debt	28,407	2.49	28,245	2.29	28,138	2.07	27,398	1.87	25,882	1.85
Total interest-bearing liabilities	$226,994	0.82%	$222,305	0.65%	$216,914	0.57%	$212,937	0.42%	$207,552	0.33%
Total noninterest-bearing deposits	71,005		69,111		70,168		73,886		73,555
Other noninterest-bearing liabilities	18,571		18,422		17,763		15,656		15,844
Total The Bank of New York Mellon Corporation shareholders’ equity	41,135		40,494		40,322		39,404		38,507
Noncontrolling interests	470		454		542		632		742
Total liabilities and shareholders’ equity	$358,175		$350,786		$345,709		$342,515		$336,200
Net interest margin		1.22%		1.14%		1.15%		1.14%		1.13%
Net interest margin (FTE) – Non-GAAP (a)		1.23%		1.16%		1.16%		1.16%		1.14%
(a) See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 19 for the reconciliation of this Non-GAAP measure.
Note: Interest and average rates were calculated on an FTE basis, at tax rates of approximately 21% for 1Q18 and approximately 35% for quarters of 2017, using dollar amounts in thousands and the actual number of days in the year.

THE BANK OF NEW YORK MELLON CORPORATION
NONINTEREST EXPENSE

						1Q18 vs.
(dollars in millions)	1Q18	4Q17	3Q17	2Q17	1Q17	4Q17	1Q17
Staff (a)	$1,576	$1,628	$1,485	$1,432	$1,488	(3)%	6%
Professional, legal and other purchased services	291	339	305	319	313	(14)	(7)
Software and equipment	234	297	233	232	223	(21)	5
Net occupancy	139	153	141	140	136	(9)	2
Sub-custodian and clearing (b)	119	102	101	108	103	17	16
Distribution and servicing	106	106	109	104	100	—	6
Bank assessment charges	52	53	51	59	57	(2)	(9)
Business development	51	66	49	63	51	(23)	—
Amortization of intangible assets	49	52	52	53	52	(6)	(6)
Other (a)(b)(c)	122	210	128	145	119	(42)	3
Total noninterest expense	$2,739	$3,006	$2,654	$2,655	$2,642	(9)%	4%

Full-time employees at period end	52,100	52,500	52,900	52,800	52,600	(1)%	(1)%
(a)    In 1Q18, we adopted new accounting guidance included in ASU 2017-07, Compensation-Retirement Benefits - Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, which required the reclassification of the components of pension and other post-retirement costs, other than the service cost component. As a result, staff expense increased and other expense decreased. Prior periods have been reclassified.

(b) Beginning in 1Q18, clearing expense, which was previously included in other expense, was included with sub-custodian expense. Prior periods have been reclassified.
(c)    Beginning in 1Q18, M&I, litigation and restructuring charges are no longer separately disclosed. Expenses previously reported in this line have been reclassified to existing expense categories, primarily other expense.

THE BANK OF NEW YORK MELLON CORPORATION
CAPITAL AND LIQUIDITY

	2018	2017
(dollars in millions)	March 31	Dec. 31	Sept. 30	June 30	March 31
Consolidated regulatory capital ratios - fully phased-in basis: (a)
Standardized Approach:
CET1 capital	$18,334	$17,838	$18,141	$17,629	$16,835
Tier 1 capital	21,835	21,339	21,649	21,147	20,363
Total capital	23,340	22,838	23,157	21,960	21,187
Risk-weighted assets	156,136	155,324	152,995	152,645	146,122

CET1 ratio	11.7%	11.5%	11.9%	11.5%	11.5%
Tier 1 capital ratio	14.0	13.7	14.2	13.9	13.9
Total capital ratio	14.9	14.7	15.1	14.4	14.5

Advanced Approaches:
CET1 capital	$18,334	$17,838	$18,141	$17,629	$16,835
Tier 1 capital	21,835	21,339	21,649	21,147	20,363
Total capital	23,110	22,608	22,941	21,749	20,962
Risk-weighted assets	171,594	173,711	169,293	169,478	168,534

CET1 ratio	10.7%	10.3%	10.7%	10.4%	10.0%
Tier 1 capital ratio	12.7	12.3	12.8	12.5	12.1
Total capital ratio	13.5	13.0	13.6	12.8	12.4

Tier 1 leverage ratio	6.5%	6.4%	6.6%	6.5%	6.4%

SLR:
Leverage exposure	$367,767	$360,543	$355,960	$352,448	$346,772
SLR	5.9%	5.9%	6.1%	6.0%	5.9%

Average liquidity coverage ratio (“LCR”)	116%	118%	119%	116%	117%

Consolidated regulatory capital ratios - transitional basis:
Advanced Approaches:
CET1 ratio	N/A	10.7%	11.1%	10.8%	10.4%
Tier 1 capital ratio	N/A	12.7	13.2	12.9	12.5
Total capital ratio	N/A	13.4	14.0	13.2	12.8

Tier 1 leverage ratio	N/A	6.6%	6.8%	6.7%	6.6%
SLR	N/A	6.1	6.3	6.2	6.1
(a)    Regulatory capital ratios for March 31, 2018 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for the periods noted above was the Advanced Approaches.

N/A - Not applicable. Beginning Jan. 1, 2018, regulatory capital ratios are fully phased-in.

THE BANK OF NEW YORK MELLON CORPORATION
KEY MARKET METRICS

						1Q18 vs.
	1Q18	4Q17	3Q17	2Q17	1Q17	4Q17		1Q17
Key market metrics:
S&P 500 Index (a)	2641	2674	2519	2423	2363	(1)%		12%
S&P 500 Index - daily average	2733	2603	2467	2398	2326	5		17
FTSE 100 Index (a)	7057	7688	7373	7313	7323	(8)		(4)
FTSE 100 Index - daily average	7354	7477	7380	7391	7274	(2)		1
MSCI EAFE (a)	2006	2051	1974	1883	1793	(2)		12
MSCI EAFE - daily average	2073	2005	1934	1856	1749	3		19
Barclays Capital Global Aggregate BondSM Index (a)(b)	491	485	480	471	459	1		7
NYSE and NASDAQ share volume (in billions)	210	188	179	199	186	12		13
Average interest on excess reserves paid by the Federal Reserve	1.53%	1.30%	1.25%	1.04%	0.79%	23	bps	74	bps

Foreign exchange rates vs. U.S. dollar:
British pound (a)	$1.41	$1.35	$1.34	$1.30	$1.25	4%		13%
British pound - average rate	1.39	1.33	1.31	1.28	1.24	5		12
Euro (a)	1.23	1.20	1.18	1.14	1.07	3		15
Euro - average rate	1.23	1.18	1.17	1.10	1.07	4		15
(a) Period end.
(b) Unhedged in U.S. dollar terms.
bps - basis points.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SERVICES BUSINESS

						1Q18 vs.
(dollars in millions)	1Q18	4Q17	3Q17	2Q17	1Q17	4Q17	1Q17
Revenue:
Investment services fees:
Asset servicing (ex. securities lending revenue)	$1,095	$1,061	$1,040	$1,019	$998	3%	10%
Securities lending revenue	48	45	41	42	40	7	20
Clearing services	414	400	381	393	375	4	10
Issuer services	260	196	288	241	250	33	4
Treasury services	138	136	141	139	139	1	(1)
Total investment services fees	1,955	1,838	1,891	1,834	1,802	6	8
Foreign exchange and other trading revenue	169	168	154	145	153	1	10
Other (a)	126	135	142	136	129	(7)	(2)
Total fee and other revenue	2,250	2,141	2,187	2,115	2,084	5	8
Net interest revenue	844	813	777	761	707	4	19
Total revenue	3,094	2,954	2,964	2,876	2,791	5	11
Provision for credit losses	(7)	(2)	(2)	(3)	—	N/M	N/M
Noninterest expense (ex. amortization of intangible assets)	1,913	2,060	1,837	1,889	1,812	(7)	6
Amortization of intangible assets	36	37	37	38	37	(3)	(3)
Total noninterest expense	1,949	2,097	1,874	1,927	1,849	(7)	5
Income before taxes	$1,152	$859	$1,092	$952	$942	34%	22%

Pre-tax operating margin	37%	29%	37%	33%	34%

Total revenue by line of business: (b)
Asset Servicing	$1,519	$1,459	$1,420	$1,378	$1,346	4%	13%
Pershing	581	569	542	547	522	2	11
Issuer Services	418	352	442	398	396	19	6
Treasury Services	321	322	316	311	302	—	6
Clearance and Collateral Management	255	252	244	242	225	1	13
Total revenue by line of business	$3,094	$2,954	$2,964	$2,876	$2,791	5%	11%
(a) Other revenue includes investment management fees, financing-related fees, distribution and servicing revenue and investment and other income.
(b) See "Change in Presentation" in the First Quarter 2018 Earnings Release for additional information on the Investment Services business.
N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SERVICES BUSINESS

						1Q18 vs.
(dollars in millions unless otherwise noted)	1Q18	4Q17	3Q17	2Q17	1Q17	4Q17	1Q17
Average loans	$39,200	$38,845	$38,038	$40,931	$42,818	1%	(8)%
Average assets	$278,095	$260,494	$252,461	$254,724	$251,027	7%	11%
Average deposits	$214,130	$204,680	$198,299	$200,417	$197,690	5%	8%

AUC/A at period end (in trillions) (a)(b)	$33.5	$33.3	$32.2	$31.1	$30.6	1%	9%
Market value of securities on loan at period end (in billions) (c)	$436	$408	$382	$336	$314	7%	39%

Pershing
Average active clearing accounts (U.S. platform) (in thousands)	6,075	6,126	6,203	6,159	6,058	(1)%	—
Average long-term mutual fund assets (U.S. platform)	$514,542	$508,873	$500,998	$480,532	$460,977	1%	12%
Average investor margin loans (U.S. platform)	$10,930	$9,822	$8,886	$9,812	$10,740	11%	2%

Clearance and Collateral Management
Average tri-party repo balances (in billions)	$2,698	$2,606	$2,534	$2,498	$2,373	4%	14%
(a) March 31, 2018 information is preliminary.
(b) Includes the AUC/A of CIBC Mellon of $1.3 trillion at March 31, 2018, Dec. 31, 2017 and Sept. 30, 2017 and $1.2 trillion at June 30, 2017 and March 31, 2017.
(c)    Represents the total amount of securities on loan in our agency securities lending program managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $73 billion at March 31, 2018, $71 billion at Dec. 31, 2017, $68 billion at Sept. 30, 2017, $66 billion at June 30, 2017 and $65 billion at March 31, 2017.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT MANAGEMENT BUSINESS

						1Q18 vs.
(dollars in millions)	1Q18	4Q17	3Q17	2Q17	1Q17	4Q17	1Q17
Revenue:
Investment management fees (a)	$898	$898	$871	$845	$814	—%	10%
Performance fees	48	50	15	17	12	(4)	300
Investment management and performance fees (b)	946	948	886	862	826	—	15
Distribution and servicing	50	51	51	53	52	(2)	(4)
Other (a)	16	(25)	(19)	(16)	(1)	N/M	N/M
Total fee and other revenue (a)	1,012	974	918	899	877	4	15
Net interest revenue	76	74	82	87	86	3	(12)
Total revenue	1,088	1,048	1,000	986	963	4	13
Provision for credit losses	2	1	(2)	—	3	N/M	N/M
Noninterest expense (ex. amortization of intangible assets)	692	756	687	683	668	(8)	4
Amortization of intangible assets	13	15	15	15	15	(13)	(13)
Total noninterest expense	705	771	702	698	683	(9)	3
Income before taxes	$381	$276	$300	$288	$277	38%	38%
Income before taxes (ex. amortization of intangible assets) – Non-GAAP	$394	$291	$315	$303	$292	35%	35%

Pre-tax operating margin	35%	26%	30%	29%	29%
Adjusted pre-tax operating margin – Non-GAAP (c)	39%	29%	34%	33%	32%

Total revenue by line of business: (d)
Asset Management	$770	$738	$693	$683	$661	4%	16%
Wealth Management	318	310	307	303	302	3	5
Total revenue by line of business	$1,088	$1,048	$1,000	$986	$963	4%	13%

Average loans	$16,876	$16,813	$16,724	$16,560	$16,153	—%	4%
Average assets	$31,963	$31,681	$31,689	$31,355	$31,067	1%	3%
Average deposits	$13,363	$11,633	$12,374	$14,866	$15,781	15%	(15)%
(a)    Total fee and other revenue includes the impact of the consolidated investment management funds, net of noncontrolling interests. Additionally, other revenue includes asset servicing, treasury services, foreign exchange and other trading revenue and investment and other income.

(b)    On a constant currency basis, investment management and performance fees increased 10% (Non-GAAP) compared with 1Q17. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 19 for the reconciliation of this Non-GAAP measure.

(c)    Net of distribution and servicing expense. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 19 for the reconciliation of this Non-GAAP measure. In 1Q18, the adjusted pre-tax margin – Non-GAAP for prior periods was restated to include amortization of intangible assets and the provision for credit losses.

(d) See "Change in Presentation" in the First Quarter 2018 Earnings Release for additional information on the Investment Management business.
N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AUM BY PRODUCT, AUM FLOWS AND WEALTH MANAGEMENT CLIENT ASSETS

						1Q18 vs.
(dollars in billions)	1Q18	4Q17	3Q17	2Q17	1Q17	4Q17	1Q17
AUM by product type (a)(b)
Equity	$161	$161	$158	$163	$158	—%	2%
Fixed income	206	206	206	198	191	—	8
Index	333	350	333	324	330	(5)	1
Liability-driven investments, including currency overlay	700	667	622	607	584	5	20
Multi-asset and alternative investments	185	214	207	192	188	(14)	(2)
Cash	283	295	298	287	276	(4)	3
Total AUM by product type	$1,868	$1,893	$1,824	$1,771	$1,727	(1)%	8%

Changes in AUM (a)(b)
Beginning balance of AUM	$1,893	$1,824	$1,771	$1,727	$1,648
Net inflows (outflows):
Long-term strategies:
Equity	—	(6)	(2)	(2)	(4)
Fixed income	7	(2)	4	2	2
Liability-driven investments, including currency overlay	13	23	(2)	15	14
Multi-asset and alternative investments	(3)	2	3	1	2
Total long-term active strategies inflows	17	17	3	16	14
Index	(13)	(1)	(3)	(13)	—
Total long-term strategies inflows	4	16	—	3	14
Short-term strategies:
Cash	(14)	(4)	10	11	13
Total net (outflows) inflows	(10)	12	10	14	27
Net market impact	(14)	47	17	1	41
Net currency impact	29	10	26	29	11
Divestiture/Other (d)	(30)	—	—	—	—
Ending balance of AUM	$1,868	$1,893	$1,824	$1,771	$1,727	(1)%	8%

Wealth Management client assets (a)(c)	$246	$251	$245	$239	$236	(2)%	4%
(a) March 31, 2018 information is preliminary.
(b) Excludes securities lending cash management assets and assets managed in the Investment Services business.
(c) Includes AUM and AUC/A in the Wealth Management business.
(d) Primarily reflects a change in methodology beginning in 1Q18 to exclude AUM related to equity method investments as well as the CenterSquare divestiture.

THE BANK OF NEW YORK MELLON CORPORATION
OTHER SEGMENT

(in millions)	1Q18	4Q17	3Q17	2Q17	1Q17
Fee revenue	$57	$(221)	$50	$113	$62
Net securities (losses) gains	(49)	(26)	19	—	10
Fee and other revenue (loss)	8	(247)	69	113	72
Net interest (expense)	(1)	(36)	(20)	(22)	(1)
Total revenue (loss)	7	(283)	49	91	71
Provision for credit losses	—	(5)	(2)	(4)	(8)
Noninterest expense	87	135	77	28	107
(Loss) income before taxes	$(80)	$(413)	$(26)	$67	$(28)

Average loans and leases	$2,530	$1,114	$1,182	$1,302	$1,341
Average assets	$48,117	$58,611	$61,559	$56,436	$54,106

THE BANK OF NEW YORK MELLON CORPORATION
SELECT FULL-YEAR INFORMATION

				2017 vs.	2016 vs.
(dollars in millions unless otherwise noted)	2017	2016	2015	2016	2015
Investment Services business
Total revenue by line of business: (a)
Asset Servicing	$5,603	$5,504	$5,486	2%	—%
Pershing	2,180	1,979	1,928	10	3
Issuer Services	1,588	1,585	1,514	—	5
Treasury Services	1,251	1,136	1,082	10	5
Clearance and Collateral Management	963	892	789	8	13
Total revenue by line of business	11,585	11,096	10,799	4	3
Provision for credit losses	(7)	8	28	N/M	N/M
Noninterest expense (ex. amortization of intangible assets)	7,598	7,187	7,340	6	(2)
Amortization of intangible assets	149	155	162	(4)	(4)
Total noninterest expense	7,747	7,342	7,502	6	(2)
Income before taxes	$3,845	$3,746	$3,269	3%	15%
Income before taxes (ex. amortization of intangible assets) – Non-GAAP	$3,994	$3,901	$3,431	2%	14%

Pre-tax operating margin	33%	34%	30%

Investment Management business
Total revenue by line of business: (a)
Asset Management	$2,775	$2,615	$2,781	6%	(6)%
Wealth Management	1,222	1,136	1,125	8	1
Total revenue by line of business	3,997	3,751	3,906	7	(4)
Provision for credit losses	2	6	(1)	N/M	N/M
Noninterest expense (ex. amortization of intangible assets)	2,794	2,696	2,762	4	(2)
Amortization of intangible assets	60	82	97	(27)	(15)
Total noninterest expense	2,854	2,778	2,859	3	(3)
Income before taxes	$1,141	$967	$1,048	18%	(8)%
Income before taxes (ex. amortization of intangible assets) – Non-GAAP	$1,201	$1,049	$1,145	14%	(8)%

Pre-tax operating margin	29%	26%	27%
Adjusted pre-tax operating margin – Non-GAAP (b)	32%	29%	30%

Wealth Management client assets (in billions) (c)	$251	$228	$216	10%	6%
(a) See "Change in Presentation" in the First Quarter 2018 Earnings Release for additional information on our businesses.
(b)    Net of distribution and servicing expense. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 19 for the reconciliation of this Non-GAAP measure. Prior periods have been restated to include amortization of intangible assets and the provision for credit losses.

(c) Includes AUM and AUC/A in the Wealth Management business.
N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SECURITIES PORTFOLIO

(dollars in millions)	Dec. 31, 2017		1Q18 change in unrealized gain (loss)	March 31, 2018			Fair value as a % of amortized cost (a)	Unrealized gain (loss)		Ratings (b)
				Amortized cost	Fair value					AAA/ AA-	A+/ A-	BBB+/ BBB-	BB+ and lower	Not rated
	Fair value
Agency RMBS	$49,746		$(556)	$50,113	$49,093		98%	$(1,020)		100%	—%	—%	—%	—%
U.S. Treasury	24,848		(58)	23,706	23,545		99	(161)		100	—	—	—	—
Sovereign debt/sovereign guaranteed	14,128		(11)	14,613	14,732		101	119		74	6	19	1	—
Non-agency RMBS (c)	1,640		(13)	1,229	1,534		90	305		3	1	10	69	17
European floating rate notes	271		1	271	268		97	(3)		50	50	—	—	—
Commercial MBS	11,394		(13)	12,324	12,280		100	(44)		100	—	—	—	—
State and political subdivisions	2,973		(21)	2,756	2,742		100	(14)		76	17	4	—	3
Foreign covered bonds	2,615		(13)	2,808	2,806		100	(2)		100	—	—	—	—
Corporate bonds	1,255		(20)	1,236	1,222		99	(14)		17	68	15	—	—
CLOs	2,909		(3)	3,121	3,129		100	8		98	—	—	1	1
U.S. Government agencies	2,603		(46)	2,682	2,669		100	(13)		100	—	—	—	—
Consumer ABS	1,043		(2)	277	278		100	1		93	—	7	—	—
Other (d)	4,483		(13)	3,920	3,905		100	(15)		80	18	—	—	2
Total investment securities	$119,908	(e)	$(768)	$119,056	$118,203	(e)	99%	$(853)	(e)(f)	93%	3%	3%	1%	—%
(a) Amortized cost before impairments.
(b) Represents ratings by S&P, or the equivalent.
(c) Includes RMBS that were included in the former Grantor Trust of $1,091 million at Dec. 31, 2017 and $1,019 million at March 31, 2018.
(d)    Includes commercial paper with a fair value of $700 million at both Dec. 31, 2017 and March 31, 2018, respectively. Also includes $963 million of money market funds at Dec. 31, 2017. In 1Q18, we adopted the new accounting guidance included in ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities. As a result, the money market fund investments were reclassified to trading assets, primarily from available-for-sale securities.

(e) Includes net unrealized losses on derivatives hedging securities available-for-sale of $147 million at Dec. 31, 2017 and a net unrealized gain of $238 million at March 31, 2018.
(f) Unrealized loss of $29 million at March 31, 2018 related to available-for-sale securities, net of hedges.

THE BANK OF NEW YORK MELLON CORPORATION
ALLOWANCE FOR CREDIT LOSSES AND NONPERFORMING ASSETS

	2018	2017
(dollars in millions)	March 31	Dec. 31	Sept. 30	June 30	March 31
Allowance for credit losses - beginning of period:
Allowance for loan losses	$159	$161	$165	$164	$169
Allowance for lending-related commitments	102	104	105	112	112
Allowance for credit losses - beginning of period	$261	$265	$270	$276	$281

Net recoveries (charge-offs):
Charge-offs	—	—	—	—	(1)
Recoveries	—	2	1	1	1
Total net recoveries (charge-offs)	—	2	1	1	—
Provision for credit losses	(5)	(6)	(6)	(7)	(5)
Allowance for credit losses - end of period	$256	$261	$265	$270	$276

Allowance for credit losses - end of period:
Allowance for loan losses	$156	$159	$161	$165	$164
Allowance for lending-related commitments	100	102	104	105	112
Allowance for credit losses - end of period	$256	$261	$265	$270	$276

Allowance for loan losses as a percentage of total loans	0.26%	0.26%	0.27%	0.27%	0.27%

Nonperforming assets	$85	$90	$94	$100	$107

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

BNY Mellon has included in this Financial Supplement certain Non-GAAP financial measures on a tangible basis, as a supplement to GAAP information. Tangible common shareholders’ equity excludes goodwill and intangible assets, net of deferred tax liabilities. BNY Mellon believes that the return on tangible common equity measure is an additional useful measure for investors because it presents a measure of those assets that can generate income. BNY Mellon has provided a measure of tangible book value per common share, which it believes provides additional useful information as to the level of tangible assets in relation to shares of common stock outstanding.

Net interest revenue (FTE) – Non-GAAP and net interest margin (FTE) – Non-GAAP include the tax equivalent adjustments on tax-exempt income which allows for the comparison of amounts arising from both taxable and tax-exempt sources and is consistent with industry practice. The adjustment to an FTE basis has no impact on net income.

BNY Mellon has presented the operating margin for the Investment Management business net of distribution and servicing expense that was passed to third parties who distribute or service our managed funds. BNY Mellon believes that this measure is useful when evaluating the performance of the Investment Management business relative to industry competitors.

The presentation of the growth rates of investment management and performance fees on a constant currency basis permits investors to assess the significance of changes in foreign currency exchange rates. Growth rates on a constant currency basis were determined by applying the current period foreign currency exchange rates to the prior period revenue. BNY Mellon believes that this presentation, as a supplement to GAAP information, gives investors a clearer picture of the related revenue results without the variability caused by fluctuations in foreign currency exchange rates.

Notes:
Certain immaterial reclassifications/revisions have been made to prior periods to place them on a basis comparable with the current period's presentation.

In businesses where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.

Quarterly return on common and tangible common equity ratios are annualized.

Return on common equity and tangible common equity reconciliation
(dollars in millions)	1Q18	4Q17	3Q17	2Q17	1Q17
Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$1,135	$1,126	$983	$926	$880
Add: Amortization of intangible assets	49	52	52	53	52
Less: Tax impact of amortization of intangible assets	12	18	17	19	18
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets – Non-GAAP	$1,172	$1,160	$1,018	$960	$914

Average common shareholders’ equity	$37,593	$36,952	$36,780	$35,862	$34,965
Less: Average goodwill	17,581	17,518	17,497	17,408	17,338
Average intangible assets	3,397	3,437	3,487	3,532	3,578
Add: Deferred tax liability – tax deductible goodwill (a)	1,042	1,034	1,561	1,542	1,518
Deferred tax liability – intangible assets (a)	716	718	1,092	1,095	1,100
Average tangible common shareholders’ equity – Non-GAAP	$18,373	$17,749	$18,449	$17,559	$16,667

Return on common equity – GAAP	12.2%	12.1%	10.6%	10.4%	10.2%
Return on tangible common equity – Non-GAAP	25.9%	25.9%	21.9%	21.9%	22.2%
(a) Deferred tax liabilities, for the prior periods, are based on fully phased-in U.S. capital rules.

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Book value and tangible book value per common share reconciliation	2018	2017
(dollars in millions except common shares)	March 31	Dec. 31	Sept. 30	June 30	March 31
BNY Mellon shareholders’ equity at period end – GAAP	$41,728	$41,251	$40,523	$39,974	$39,138
Less: Preferred stock	3,542	3,542	3,542	3,542	3,542
BNY Mellon common shareholders’ equity at period end – GAAP	38,186	37,709	36,981	36,432	35,596
Less: Goodwill	17,596	17,564	17,543	17,457	17,355
Intangible assets	3,370	3,411	3,461	3,506	3,549
Add: Deferred tax liability – tax deductible goodwill (a)	1,042	1,034	1,561	1,542	1,518
Deferred tax liability – intangible assets (a)	716	718	1,092	1,095	1,100
BNY Mellon tangible common shareholders’ equity at period end – Non-GAAP	$18,978	$18,486	$18,630	$18,106	$17,310

Period-end common shares outstanding (in thousands)	1,010,676	1,013,442	1,024,022	1,033,156	1,039,877

Book value per common share – GAAP	$37.78	$37.21	$36.11	$35.26	$34.23
Tangible book value per common share – Non-GAAP	$18.78	$18.24	$18.19	$17.53	$16.65
(a) Deferred tax liabilities, for the prior periods, are based on fully phased-in U.S. capital rules.

Net interest margin reconciliation
(dollars in millions)	1Q18	4Q17	3Q17	2Q17	1Q17
Net interest revenue – GAAP	$919	$851	$839	$826	$792
Add: Tax equivalent adjustment	6	11	12	12	12
Net interest revenue (FTE) – Non-GAAP	$925	$862	$851	$838	$804

Average interest-earning assets	$302,069	$297,166	$291,841	$289,496	$283,421

Net interest margin – GAAP (a)	1.22%	1.14%	1.15%	1.14%	1.13%
Net interest margin (FTE) – Non-GAAP (a)	1.23%	1.16%	1.16%	1.16%	1.14%
(a) Net interest margin is annualized.

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Pre-tax operating margin reconciliation - Investment Management business
(dollars in millions)	1Q18	4Q17	3Q17	2Q17	1Q17
Income before income taxes – GAAP	$381	$276	$300	$288	$277

Total revenue – GAAP	$1,088	$1,048	$1,000	$986	$963
Less: Distribution and servicing expense	110	107	110	104	101
Adjusted total revenue, net of distribution and servicing expense – Non-GAAP	$978	$941	$890	$882	$862

Pre-tax operating margin – GAAP (a)	35%	26%	30%	29%	29%
Adjusted pre-tax operating margin, net of distribution and servicing expense – Non-GAAP (a)	39%	29%	34%	33%	32%
(a) Income before taxes divided by total revenue.

Pre-tax operating margin reconciliation - Investment Management business
(dollars in millions)			2017	2016	2015
Income before income taxes – GAAP			$1,141	$967	$1,048

Total revenue – GAAP			$3,997	$3,751	$3,906
Less: Distribution and servicing expense			422	404	378
Adjusted total revenue, net of distribution and servicing expense – Non-GAAP			$3,575	$3,347	$3,528

Pre-tax operating margin – GAAP (a)			29%	26%	27%
Adjusted pre-tax operating margin, net of distribution and servicing expense – Non-GAAP (a)			32%	29%	30%
(a) Income before taxes divided by total revenue.

Constant currency reconciliations					1Q18 vs.
(dollars in millions)			1Q18	1Q17	1Q17
Consolidated:
Investment management and performance fees			$960	$842	14%
Impact of changes in foreign currency exchange rates			—	37
Adjusted investment management and performance fees – Non-GAAP			$960	$879	9%

Investment Management business:
Investment management and performance fees			$946	$826	15%
Impact of changes in foreign currency exchange rates			—	37
Adjusted investment management and performance fees – Non-GAAP			$946	$863	10%